File No. 811-07903

     As filed with the Securities and Exchange Commission on March 27, 1997


                  U.S. SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM N-2

          (X)  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
               OF 1940


                          BLACKROCK MQE INVESTORS
             (Exact Name of Registrant as Specified in Charter)

                              345 PARK AVENUE
                          NEW YORK, NEW YORK 10154
            (Address of Principal Executive Offices) (Zip Code)

                               (212) 754-5560
            (Registrant's Telephone Number, including Area Code)


                      RALPH L. SCHLOSSTEIN, PRESIDENT
                          BLACKROCK MQE INVESTORS
                              345 PARK AVENUE
                          NEW YORK, NEW YORK 10154
                  (Name and Address of Agent for Service)

                               --------------

                                 Copies to:
                           RICHARD T. PRINS, ESQ.
                 SKADDEN, ARPS, SLATE, MEAGHER & FLOM, LLP
                              919 THIRD AVENUE
                          NEW YORK, NEW YORK 10022

                               -------------



                         BLACKROCK ASSET INVESTORS

                                  FORM N-2
                           CROSS REFERENCE SHEET

       Part A
      Item No.             Caption             Prospectus Caption
      --------             -------             ------------------
         1.     Cover Page  . . . . . . . . .  Not Applicable
         2.     Inside Front and Outside
                Back Cover Page . . . . . . .  Not Applicable
         3.     Fee Table and Synopsis  . . .  Fee Table and
                                               Synopsis; Expense
                                               Information
         4.     Financial Highlights  . . . .  Financial Highlights
         5.     Plan of Distribution  . . . .  Not Applicable
         6.     Selling Shareholders  . . . .  Not Applicable
         7.     Use of Proceeds . . . . . . .  Not Applicable
         8.     General Description of the
                Registrant  . . . . . . . . .  General Description of
                                               the Registrant;
                                               General; Investment
                                               Objectives and
                                               Policies; Risk
                                               Factors; Other
                                               Policies
         9.     Management  . . . . . . . . .  Management; General
         10.    Capital Stock, Long-Term
                Debt, and Other Securities  .  Capital Stock, Long-
                                               Term Debt, and Other
                                               Securities; Capital
                                               Stock; Long-Term Debt;
                                               General; Taxes;
                                               Outstanding
                                               Securities; Securities
                                               Ratings
         11.    Defaults and Arrears on
                Senior Securities . . . . . .  Not Applicable
         12.    Legal Proceedings . . . . . .  Not Applicable
         13.    Table of Contents of
                Statement of Additional
                Information . . . . . . . . .  Not Applicable


                                               Statement of
       Part B                                  Additional Infor-
      Item No.                                 mation Caption
      --------                                 -----------------
         14.    Cover Page  . . . . . . . . .  Not Applicable
         15.    Table of Contents . . . . . .  Not Applicable
         16.    General Information and
                History . . . . . . . . . . .  General Description of
                                               the Registrant
         17.    Investment Objective and
                Policies  . . . . . . . . . .  Investment Objective
                                               and Policies;
                                               Investment
                                               Restrictions
         18.    Management  . . . . . . . . .  Management of the
                                               Trust; Officers and
                                               Directors
         19.    Control Persons and Principal
                Holders of Securities . . . .  Control Persons;
                                               Affiliated
                                               Subscriptions
         20.    Investment Advisory and
                Other Services  . . . . . . .  Management of the
                                               Trust
         21.    Brokerage Allocation and
                Other Practices . . . . . . .  Management of the
                                               Trust
         22.    Tax Status  . . . . . . . . .  Taxation of the Trust
         23.    Financial Statements  . . . .  Financial Statements


      Part C
      Item No.
      --------
     Information required to be included in Part C is set forth, under the appropriate item so numbered, in Part C of this registration statement.



                                   PART A

     ITEM 1.   COVER PAGE

          Not Applicable.

     ITEM 2.   INSIDE FRONT AND OUTSIDE BACK COVER PAGE

          Not Applicable.

     ITEM 3.   FEE TABLE AND SYNOPSIS

          1.  Expense Information

          Annual Expenses

             Management Fees*  . . . . . . . . . . . .    1.00%
             Interest Payments on Borrowed Funds . . .    0.00%
             Other Expenses. . . . . . . . . . . . . .     .09%
             Total Annual Expenses . . . . . . . . . .    1.09%

                 Example                 1 year  3 years  5 years  10 years

       You would pay the following
       expenses on a $1,000 investment,
       assuming a 5% annual return:        $11      $33     $55       $109

          The purpose of the preceding table is to assist the investor in understanding the various costs and expenses that an investor in BlackRock MQE Investors (the "Trust") will bear directly or indirectly.

          *The "Management Fee" is an annual profit allocation paid to the Trust's investment manager equal to a cumulative return of 1% per year of funded capital commitments; provided, however, such profit allocation will not be made to the extent that the holders of units of beneficial interest (the "Units"), par value $0.01 per share, have not received cumulative net returns of at least 5% per year of funded capital commitments. Holders of the Trust's preferred units (the "Preferred Units"), par value $0.01 per share, are not required to pay any management fee or any other expenses of the Trust.

          "Other Expenses" are based on estimated amounts for the current fiscal year. The example above should not be considered a representation of future expenses, which may be higher or lower.

          2.  Not Applicable.

          3.  Not Applicable.

     ITEM 4.   FINANCIAL HIGHLIGHTS

          The financial highlights included in the Trust's Annual Report for the period beginning with the Trust's commencement of investment operations on November 1, 1996 to December 31, 1996, together with the report of Deloitte & Touche LLP thereon, as filed with the Securities and Exchange Commission, are incorporated by reference. Copies of the foregoing may be obtained, without charge, upon written request to Randal A. Nardone, c/o the Trust, 345 Park Avenue, New York, NY 10154 or by calling 1(800)227-7BFM(7236).

     ITEM 5.   PLAN OF DISTRIBUTION

          Not Applicable.

     ITEM 6.   SELLING SHAREHOLDERS

          Not Applicable.

     ITEM 7.   USE OF PROCEEDS

          Not Applicable.

     ITEM 8.   GENERAL DESCRIPTION OF THE REGISTRANT

          8.1. General. The Trust was formed by its trustees as a business trust under the laws of the State of Delaware on October 24, 1996, and is a non-diversified closed-end management investment company. Unless terminated earlier, the Trust shall terminate on December 31, 2021, subject to no more than two separate one-year extensions approved by holders of a majority of the Trust's Units and Preferred Units. The Trust has obtained capital commitments ("Capital Commitments") in the form of subscription agreements from investors for an aggregate amount of $46,629,950 and has also issued and sold 100 Preferred Units for an aggregate amount of $50,000. Each subscription agreement obligates the investor to purchase up to a specified aggregate dollar amount of Units or a specified percentage of the aggregate Capital Commitments of the Trust. The Trust will call any or all of each investor's Capital Commitment as it deems necessary. All Units will be issued at net asset value ("NAV") per Unit as calculated within 48 hours (exclusive of Saturdays, Sundays and Holidays) prior to issuance. Pursuant to the Subscription Agreements, the Trust has received approximately $46.6 million in capital contributions from its holders of Units (the "Holders") and holders of Preferred Units (the "Preferred Holders") in the aggregate.

          8.2. Investment Objectives and Policies. BlackRock Financial Management, Inc. ("BlackRock"), an investment adviser registered under the Investment Advisers Act of 1940, has formed the Trust to provide institutional investors with a way to invest, through the Trust, in subordinated debentures and, at the discretion of the trustees of the Trust, working capital financing (the "Subordinated Debt"), of Annington Finance No. 3 PLC or its affiliates ("Annington Finance"), warrants (the "Warrants") exercisable for common stock of Annington Homes Limited or its affiliates (together with its affiliates "Annington"), and other securities issued in respect of such securities. The Annington companies have been organized to acquire the married Quarters Estate ("MQE") from the United Kingdom Ministry of Defence in a complex transaction. MQE includes approximately 57,000 residential units of housing spread over 805 sites in England and Wales.

     In addition, the Trust will utilize Treasury, mortgage, Eurodollar, Gilt, Sterling (and any other British Pound instruments) and currency forwards, futures and options (on cash and futures) and interest rate, currency and mortgage swaps, caps and floors and other financial instruments, provided that the Trust may utilize these instruments solely for the purpose of hedging and not for speculative purposes, and will utilize financing agreements, such as reverse repurchase agreements and dollar rolls, subject to the leverage limitations set forth below and in the Investment Company Act of 1940 (the "1940 Act").

     The Trust's investment objective and the following investment restrictions are fundamental and cannot be changed without approval of a majority of the Trustees and the approval of the holders of a majority of the Trust's Units and Preferred Units. Subject to the foregoing, the Trust may not: (1) invest in any assets other than the Subordinated Debt, the Warrants, securities received in respect of the Subordinated Debt or Warrants, the fixed income instruments listed above under "Additional Eligible Investments" and other instruments for hedging purposes; (2) issue senior securities representing indebtedness in excess of limitations under the 1940 Act or incur indebtedness that would give rise to unrelated business taxable income within the meaning of Sections 512 through 514 of the Internal Revenue Code of 1986, as amended; (3) issue Preferred Units having an aggregate liquidation preference at the time of issuance in excess of $100,000 plus accumulated and unpaid dividends; (4) make loans of money in property to any person except consistent with the limitations expressed in item (1) above; (5) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities the Trust may be deemed to be an underwriter; (6) invest for the purpose of exercising control over any company other than the Annington companies; (7) purchase real estate or interests therein except to the extent the assets described in item (1) above constitute real estate or interests therein; or (8) purchase or sell commodities or commodity contracts for any purpose except for hedging purposes.

          8.3. Risk Factors.

          (a) General. Investment in the Trust may involve certain risk factors and special considerations, including those arising from the Trust's investment securities, policies and practices, from the Trust's investment strategy, and from the structure of the Trust and restrictions applicable to its Units.
     As a result of concentrating its investments solely in securities of the Annington companies, the Trust will be a non-diversified investment company and, therefore, much more susceptible than a more widely diversified fund to any single economic, political or regulatory occurrence. In particular, declines in United Kingdom residential real estate values, adverse local and basic economic conditions, and poor performance by any or all of the Annington companies may affect the value of the Trust's holdings as well as the ability of the Trust to conduct its operations.

     Investments in securities of the Annington companies, whose prices are quoted in sterling, pose currency exchange risks (including blockage, devaluation and non-exchangability) as well as a range of other potential risks which could include expropriation, confiscatory taxation, political or social instability, illiquidity, price volatility and market manipulation. In addition, the Subordinated Debt securities will bear interest at a fixed rate, which may be unattractive, if interest rates increase or Annington's business results are poor. In order to hedge against currency risks, the Trust may utilize Treasury, mortgage, Eurodollar, Gilt, Sterling (and any other British Pound instruments) and currency futures, forward contracts and options. In order to hedge against general interest rate risk, the Trust may utilize interest rate, currency and mortgage swaps, caps and floors and other financial instruments. However, the Trust may utilize these instruments solely for hedging purposes and not for speculative purposes. Typically, these techniques involve one or more the following risks: (i) imperfect correlation between the performance and value of the instrument and the value of the Trust's securities or other objective of BlackRock; (ii) possible lack of a secondary market for closing out a position in such instrument;
     (iii) losses resulting from interest rate or other market movement not anticipated by BlackRock; and (iv) the possible obligation to meet additional margin or other payment requirements, all of which could worsen the Trust's position. In addition, less information may be available regarding securities of the Annington companies and the Annington companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those applicable to U.S. companies. Transaction costs of investing in the Annington companies may be higher than were it a U.S. company.

     The Subordinated Debt in which the Trust intends to invest is junior to all other obligations for borrowed money of the Annington companies and accordingly has substantial vulnerability to default in payment of interest and principal. In the event of a default by Annington Finance, the Trust can not expect to receive any proceeds unless and until obligations senior to it are paid in full.

     The Trust's investments are subject to legal or other restrictions on transfer and are such that no liquid market presently exists. See Annex B. In addition, illiquid securities, such as the Trust's investments, may be difficult, or require a substantial period of time to sell and may be salable only at a discount from comparable, more liquid investments. Illiquid securities may also be more difficult to value.

     Conflicts of interest exist in the structure and operation of the Trust's business. Although the allocations which BlackRock is entitled to receive as manager have not been set by "arm's length" negotiations, BlackRock believes such allocations are justified in light of the Trust's structure, investment program and investor base.

     The Trust will seek to disclose to the Holders and Preferred
     Holders any specific conflicts of interest that arise and which are considered by the Trust to be material to investors in the Trust.

     No funds, securities or property of the Trust will be commingled by the Trust with the property of any other fund or person.

     The Trust's success may depend significantly on the skill and acumen of key employees at BlackRock. If Wesley Edens or any other key employee should cease to participate in the Trust's business the Trust might be adversely affected.

     Although the officers of BlackRock will devote as much time to the Trust as they believe is necessary to assist the Trust in achieving its investment objectives and to administer the Trust's operations, none of them expects to devote substantially all of his working time to the affairs of the Trust.

     Holders and Preferred Holders shall have no power to vote on any matter except matters on which a vote of Holders and Preferred Holders is required by applicable law or is required by or permitted by the Declaration of Trust.

     Units and Preferred Units may be transferred only to other qualified investors, only if the transfer will not require any registration by the Trust and only with prior approval from the Trust and BlackRock. Consequently, there will be no trading market for the Units and Preferred Units and investors may be required to bear the economic risks of their investment until termination of the Trust.

     In addition, because the Trust will derive most of its income if not all from a non-U.S. source and possibly incur a foreign tax, the potential for a "double tax" is present (although not likely) because of the potential limitations on investors' ability to utilize fully all foreign tax credits, as described below. The Trust has a lack of operating history upon which to evaluate its likely performance.

          (b) Effects of Leverage. The Trust is authorized to issue up to 200 Preferred Units at $500 per Preferred Unit and has issued 100 Preferred Units with an aggregate liquidation preference of $50,000. See Item 10.1 - Capital Stock. The Preferred Units pay cumulative dividends when, as and if declared by the Trustees at the rate of 10% per year, have a liquidation preference per Preferred Unit equal to $500 plus accumulated and unpaid dividends, will be redeemable in whole or in part at any time at liquidation preference and will have certain voting and other rights as required by the 1940 Act. The Trust must experience an annual return of approximately .01% in order to cover annual dividend payments on the number of Preferred Units issued and outstanding.

     The following table illustrates the effect of the Preferred Units on the return to a holder of Units:

        Assumed return
        on portfolio          -10%       -5%       0%        5%       10%
        (net of expenses)

        Corresponding
        return to common      -10%(1)    -5%(1)    0%(1)     5%(1)    10%(1)
        stockholder
        ---------------
        1  In percent.


     Although the Trust's use of leverage is limited to the extent permitted by the 1940 Act, the use of leverage by the Trust creates certain risks. In particular, if the Trust leverages on a short-term basis and invests the proceeds in longer-term securities, an increase in short-term interest rates may reduce, eliminate or reverse the interest rate differential usually available between short-term and long-term rates, thereby reducing the Trust's net investment income or causing loss. Conversely, an increase in long-term interest rates may reduce the value of the Trust's leveraged long-term securities by more than the yield advantage from the leverage and may cause substantial loss in the Trust's net asset value. Leverage also magnifies gains and losses attributable to other investment policies and practices.

          8.4. Other Policies. Consistent with its investment objectives, policies and restrictions, the Trust may also invest in the following types of assets: (1) U.S. Government securities, including U.S. Treasury securities and securities issued by agencies or instrumentalities of the U.S. Government; (2) asset-backed securities that are rated in one of the four highest rating categories by a nationally recognized rating agency;
     (3) corporate debt securities that are rated in one of the four highest rating categories by a nationally recognized rating agency; (4) short-term investments that have a remaining term to maturity at the time of purchase of no greater than one year, including commercial paper rated not lower than A-1/P-1 and other money market instruments of similar credit standing, non-contingent interest bearing deposits in banks chartered by or within the United States with long-term ratings at least A-, and money market mutual funds; (5) hedging instruments; and (6) subject to compliance with the 1940 Act, any other type of asset investment in which is made in furtherance of the Trust's investment objective after having received approval by a majority of the Trustees.

          8.5.  Not Applicable.

          8.6.  Not Applicable.

     ITEM 9.   MANAGEMENT

          (1)  General.

          (a) Board of Trustees. The Trustees set broad policies for the Trust and choose its officers. Black Rock manages the day-to-day operations of the Trust and supplies officers to the Trust for this purpose. The Board of Trustees of the Trust shall consist at all times of no less than three (3) Trustees, a majority of whom are "unaffiliated" with BlackRock and no more than 60% of whom are "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act; provided that, for this purpose, a Trustee will be deemed "unaffiliated" with BlackRock if such Trustee is not an officer, director or employee of BlackRock or any of its affiliated companies.

          (b) Investment Manager. The Trust's manager, BlackRock, located at 345 Park Avenue, New York, New York 10154, is a Delaware corporation which is wholly owned by PNC Bank, N.A., the 12th largest bank in the United States. BlackRock currently manages more than $40 billion of fixed income assets on behalf of worldwide institutional and individual investors through a variety of separate accounts and mutual funds.

               The Trust has retained BlackRock to manage the investment of its assets, to provide such investment research, advice and supervision, in conformity with its investment objective and policies, as may be necessary for the operations of the Trust and to supervise the operations of any other entities utilized by the Trust.

               Each year, BlackRock will receive a profit allocation (the "Special BlackRock Allocation") equal to a cumulative return of 1% of funded Capital Commitments; provided, however, such Special BlackRock Allocation will not occur to the extent that holders of Units have not received cumulative net returns of at least 5% per year of funded Capital Commitments.

          (c) Portfolio Management. The Trust's portfolio manager will be Wesley R. Edens, who is a Managing Director of BlackRock and who managed the commercial and non-agency residential mortgage-backed securities businesses of Lehman Brothers Inc. prior to joining BlackRock in October 1993.

          (d)  Not Applicable

          (e) Custodian, Transfer Agent, Dividend Disbursing Agent and Registrar. State Street Bank & Trust Company ("State Street"), 1776 Heritage Drive, North Quincy, MA, will serve as custodian for the Trust's portfolio securities and cash and as Transfer Agent, Dividend Disbursing Agent and Registrar for the shares, and in those capacities, maintains certain financial and accounting books and records pursuant to agreements with the Trust. The Trust may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions. Transfer, dividend disbursing and registrar functions have been delegated to and are being performed by Boston Financial Data Services, Inc., an affiliate of State Street.

          (f) Expenses. BlackRock will bear all expenses of its employees and overhead incurred in connection with its duties contemplated herein, and the services rendered by any employee of BlackRock in such employee's capacity as a Trustee or officer of the Trust.

               The Trust will be responsible for paying the expenses of its operations as outlined below.

               The Trust's expenses include (a) the fees and expenses of custodians, accounting systems, accounting agents and auditors, external administrators and transfer and dividend disbursement agents, counsel, Trustees, insurance, taxes, any required filings and registrations, proxy expenses, communications to holders of Units and Preferred Units, SEC examinations, capital calls, and registered agents; (b) portfolio transaction expenses, leverage expense and reasonable costs of outside consultants; (c) litigation expenses (provided that in the case of litigation expenses of indemnified parties, such expenses will be borne by the Trust only to the extent provided for under the terms of written indemnifications provided to such parties by the Trust); and (d) such other expenses as are approved from time to time by a majority of the Trustees. Notwithstanding anything to the contrary, losses incurred on the Trust's investments, whether classified as expenses or otherwise, shall be borne by the Trust.

               BlackRock will assume all other costs and expenses of the Trust. No Trustee or officer of the Trust who is a director, officer or employee of BlackRock or any of its affiliates will receive compensation from the Trust.

               In addition to the expenses listed above, the Trust will bear the organizational and offering expenses of the Trust.

          9.2  Not Applicable

          9.3  Control Persons.    Leeway & Co. owns 42.89% of the
     Units.

     ITEM 10.  CAPITAL STOCK, LONG-TERM DEBT, AND OTHER SECURITIES

          1. Capital Stock. The Trust is authorized to issue up to 100 million Units and 200 Preferred Units. Other than a preference for Preferred Units with respect to dividends and liquidation preference, the Units and Preferred Units shall not entitle the holder to preference, preemptive, appraisal, conversion, exchange or redemption rights. Each Unit has equal voting, dividend, distribution and liquidation rights. Each Preferred Unit has equal voting, dividend, distribution and liquidation rights. The Preferred Units pay cumulative dividends when, as and if declared by the Trustees at the rate of 10% per year, have a liquidation preference per Preferred Unit equal to $500 plus accumulated and unpaid dividends, will be redeemable in whole or in part at any time at liquidation preference and will have certain voting and other rights as required by the 1940 Act. Holders and Preferred Holders of the Trust have plurality voting rights on the election of Trustees and are entitled to one vote per Unit or Preferred Unit, as the case may be, on all other matters subject to holder approval. When issued against payment therefor, the Units and Preferred Units will be fully paid and non-assessable. No person has any liability for liabilities of the Trust by reason of owning Units or Preferred Units, although each person that subscribes for Units or Preferred Units is liable for the full amount of such subscription in accordance with and subject to the terms of the related subscription agreement.

          2.  Long-Term Debt.  None.

          3.  General.  None.

          4. Taxes. The Trust and BlackRock will use their respective best efforts to ensure that the Trust qualifies each year and elects to be treated as a partnership for U.S. federal income tax purposes.

          5.  Outstanding Securities.

                                                                            Amount
                                                                         Outstanding
                                                 Amount Held by         Exclusive of
                                   Amount         Registrant or      Amount Shown Under
       Title of Class            Authorized      for its Account       Previous Column
       --------------            ----------      ---------------     ------------------
     Units of Beneficial     100 million Units        None          46,580 Units
     Interest

     Preferred Units         200 Preferred Units      None          100 Preferred Units
     of Beneficial
     Interest


          6.  Securities Ratings.  None.

     ITEM 11.  DEFAULTS AND ARREARS ON SENIOR SECURITIES

          1.  Not Applicable.

          2.  Not Applicable.

     ITEM 12. LEGAL PROCEEDINGS

          Not Applicable.

     ITEM 13. TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL
               INFORMATION

          Not Applicable.


                                    PART B

     ITEM 14.  COVER PAGE

          Not Applicable.

     ITEM 15. TABLE OF CONTENTS

          Not Applicable.

     ITEM 16. GENERAL INFORMATION AND HISTORY

     The Trust has no history. See Item 8 - General Description of the Registrant, for general information.

     ITEM 17. INVESTMENT OBJECTIVE AND POLICIES

     Additional information regarding the Trust's permitted investments is set forth below. See Item 8 - General Description of the Registrant, for additional information.

     Hedging instruments, including the use of futures, options, swaps, caps and floors, present certain risks. With respect to hedging, the variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Trust's position. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Trust may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the use of these instruments for hedging should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Trust to successfully utilize these hedging techniques will depend on BlackRock's ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Trust sells create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of hedging techniques will reduce NAV.

     The Trust may purchase and sell put and call options on securities and indices solely for hedging purposes. The Trust is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC Options") which are privately negotiated with the counterparty solely for hedging purposes. Listed options are issued by the Options Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options. The Trust's ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets. In addition, the Trust may sell financial futures contracts or purchase put and call options on such futures solely for hedging purposes. At the time a futures contract is purchased or sold, the Trust must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that the Trust will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Trust may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. The Trust's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. In accordance with such regulations and the Trust's investment policies, the Trust currently may enter into such transactions without limit for bona fide hedging purposes.

     Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements and dollar rolls, and listed options on securities, indices and futures contracts sold by the Trust are generally subject to segregation and coverage requirements of either the CFTC or the SEC, with the result that, if the Trust does not hold the security or futures contract underlying the instrument, the Trust may be required to segregate on an ongoing basis with its custodian, cash, U.S. government securities, or other liquid high grade debt obligations in an amount at least equal to the Trust's obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The segregation requirement can result in the Trust maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

     The Trust may make short sales of securities solely for hedging purposes. Short sales will be made in compliance with applicable regulatory requirements and will be fully collateralized at all times. In conjunction with such sales, the Trust may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. The Trust's obligation to replace the borrowed security will be secured by collateral deposited with the broker dealer, usually cash, U.S. government securities or other high grade liquid securities. The Trust will also be required to segregate similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Although the Trust's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets and the Trust's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

     The Trust may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust will enter into these transactions solely for hedging purposes. The Trust will only use these transactions as a hedge or for duration or risk management. The Trust may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. The Trust will accrue the net amount of the excess, if any, of the Trust's obligations over its entitlements with respect to each interest rate swap on a daily basis and will segregate with a custodian an amount of cash or liquid high grade securities having an aggregate NAV at all times at least equal to the accrued excess. The Trust will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade by at least one nationally recognized statistical rating organization at the time of entering into such transaction.

     The Trust may invest temporarily, without limitation, in repurchase agreements, which are agreements pursuant to which securities are acquired by the Trust from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Trust is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities and will be entered into in accordance with the requirements of the SEC. The Trust may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Trustees ("Qualified Institutions"). The Advisor will monitor the continued creditworthiness of Qualified Institutions, subject to the supervision of the Trustees. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Trust to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

     ITEM 18.  MANAGEMENT

     The following individuals are the officers and Trustees of the Trust. A brief statement of their present positions and principal occupations during the past five years is also provided.

                                   Position(s)
   Name, Age and Business           Held with       Principal Occupation(s)
   Address                          Registrant      During Past Five Years
   -------------------------       ------------     -----------------------
   Laurence D. Fink,(1,2) 44       Chairman of      Chairman and Chief
   BlackRock Financial             the Board of     Executive Officer,
   Management, Inc.                Trustees         BlackRock
   345 Park Avenue
   New York, NY 10154

   Donald G. Drapkin, 48           Trustee         Vice Chairman and
   Revlon Group Inc.                               Director, MacAndrews &
   35 East 62nd Street                             Forbes Holdings Inc.
   New York, NY 10021                              (diversified holding
                                                   company), Revlon Group
                                                   Inc., Andrews Group
                                                   Inc., Director, Revlon,
                                                   Inc., Marvel
                                                   Entertainment Group
                                                   Inc., The Coleman
                                                   Company (outdoor
                                                   products)

   Kendrick R. Wilson, III, 50     Trustee         General Partner, Lazard
   Lazard Freres & Co.                             Freres & Co.; formerly,
   One Rockefeller Plaza                           President, Ranieri
   33rd Floor                                      Wilson & Co.
   New York, NY 10022                              (investment banking)

   Ralph. L. Schlosstein, 46       President       President, BlackRock
   BlackRock Financial
   Management, Inc.
   345 Park Avenue
   New York, NY 10154

   Wesley R. Edens, 35             Chief           Managing Director,
   BlackRock Financial             Operating       BlackRock; formerly
   Management, Inc.                Officer         Managing Director,
   345 Park Avenue                                 Lehman Brothers, Inc.
   New York, NY  10154                             (investment banking)

   Susan L. Wagner, 35             Secretary       Managing Director,
   BlackRock Financial                             BlackRock
   Management, Inc.
   345 Park Avenue
   New York, NY 10154

   Henry Gabbay, 49                Treasurer       Chief Operating
   BlackRock Financial                             Officer, BlackRock
   Management, Inc.
   345 Park Avenue
   New York, NY 10154

   Robert I. Kauffman,(3) 33       Managing        Principal, BlackRock;
   BlackRock Financial             Director        formerly, Executive
   Management, Inc.                                Director, Lehman
   345 Park Avenue                                 Brothers International
   New York, NY 10154                              (Europe) and Vice
                                                   President, Lehman
                                                   Brothers

   James Kong, 36                  Asst.           Managing Director,
   BlackRock Financial             Treasurer       BlackRock
   Management, Inc.
   345 Park Avenue
   New York, NY 10154

   Randal A. Nardone,(3) 41        Managing        Principal, BlackRock;
   BlackRock Financial             Director and    formerly Partner,
   Management, Inc.                Asst. Sec.      Thacher, Proffitt &
   345 Park Avenue                                 Wood (law firm)
   New York, NY  10154

   Erik P. Nygaard,(3) 37          Managing        Principal, BlackRock;
   BlackRock Financial             Director        formerly, Director,
   Management, Inc.                                Nomura Securities
   345 Park Avenue                                 International and Vice
   New York, NY 10154                              President, Lehman
                                                   Brothers

          1 Trustees who are directors, officers or employees of BlackRock
          2 Trustees who may be deemed to be "interested persons" of the Trust
          3  Member of Management Team

     Each Trustee (other than any Trustee who is a partner, director, officer or employee of BlackRock or any affiliate thereof or successor thereto) shall receive the following amounts for serving as a Trustee: (i) $6,000 per year, (ii) $1,000 per physical meeting, and (iii) $125 per telephonic meeting. The Trust also pays each Trustee (whether or not such person is a partner, director, officer or employee of BlackRock or any affiliate thereof or successor thereto) for all out-of-pocket expenses of such Trustee incurred in attending each such meeting. It is anticipated that the aggregate annual compensation to each Trustee for services to investment companies in the BlackRock Fund complex will be approximately $50,000, with the exception of Mr. Fink, who only will be reimbursed for his expenses incurred in attending each meeting, estimated at approximately $10,000 annually. Each Trustee is entitled to one vote on each matter requiring the Trustees to take any action or consent to the taking of any action. In all cases in which a Trustee vote is required, only the vote of the Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter will be taken into consideration in determining whether consent has been given or withheld. On each matter on which Trustees vote, each Trustee may give or withhold his or her vote as he or she deems appropriate in his or her sole discretion.

     Mr. Fink is a director and officer of each of the other closed-end investment companies in the BlackRock Fund complex. Messrs. Schlosstein, Gabbay and Kong are officers of each of the other closed-end investment companies in the BlackRock Fund complex. Messrs. Drapkin and Wilson serve as directors of each of BlackRock Asset Investors, BlackRock Fund Investors I, BlackRock Fund Investors II and BlackRock Fund Investors III (collectively "BAI"). Messrs. Edens, Kauffman, Nardone, Nygaard and Ms. Wagner also serve in the same capacity as officers of BAI except that Mr. Edens also is a director of BAI.

     ITEM 19.  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

          1. Leeway & Co., which is organized under the laws of the State of Delaware and has offices at 345 Park Avenue, New York, New York 10054, owns approximately 42.89% of the Units.

          2. (a) B.M. Housing, L.L.C., which is organized under the laws of the State of Michigan and has offices at 32400 Telegraph Road, Suite 202, Bingham Farms, MI 48025, owns approximately 24.54% of the Units.

               (b) Keyport Life Insurance, which is organized under the laws of the State of Rhode Island and has offices at 125 High Street, Boston, MA 02110 owns approximately 21.45% of the Units.

          3.   None.

     ITEM 20.  INVESTMENT ADVISORY AND OTHER SERVICES

          1-6. See Item 9 - Management.

          7. Deloitte & Touche LLP, 2 World Financial Center, New York, New York 10281-1431 will serve as the Trust's independent public accountant and will provide accounting services to the Trust.

          8.   None.

     ITEM 21.  BROKERAGE ALLOCATION AND OTHER PRACTICES

          1. See Item 9 - Management, above. Other investment companies which BlackRock manages will also invest in the Annington companies. Investment decisions for the Trust are made independently from those of such other investment companies; however, from time to time, the same investment decision may be made for more than one investment company. When two or more investment companies managed by BlackRock seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and on a good faith equitable basis by BlackRock in its discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position disposable by the Trust. In other cases,however, the ability of the Trust to participate in volume transactions may produce better execution for the Trust.

               BlackRock primarily will administer the Trust's investment in the Annington companies. In doing so, BlackRock will, subject to the investment limitations and restrictions set forth herein, make all decisions to buy and sell securities for the Trust, will select dealers to effect transactions, will negotiate prices, and will effect securities transactions in a manner deemed fair and reasonable to Holders and Preferred Holders of the Trust and not according to any formula. BlackRock's primary considerations in selecting the manner of executing securities transactions for the Trust will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the size of and difficulty in executing the order, and the best net price.

          2.   None.

          3.   See response to Item 21.1.

          4.   None.

          5.   None.

     ITEM 22.  TAX STATUS

     The following is a summary of the material U.S. Federal income tax consequences relating to the purchase, ownership and disposition of Units and Preferred Units in the Trust. The discussion is based upon the Internal Revenue Code (the "Code"), rules and regulations promulgated thereunder, published rulings and court decisions, all as in effect on the date of this registration statement. The discussion does not describe all of the U.S. Federal income tax consequences that may be relevant to a particular investor in view of such investor's particular circumstance and is not directed to investors subject to special treatment under U.S. Federal income tax law, such as foreign persons, insurance companies and entities or other persons generally exempt from U.S. Federal income taxation. No advance rulings have been or will be sought from the Service regarding any matter discussed in this Registration Statement.
     Accordingly, prospective investors are urged to consult their tax advisers to determine the federal, state, local and foreign income and other tax consequences to them of acquiring, holding and disposing units, including the application of the alternative minimum tax. Any reference to "holder" in this Item 22 shall apply to both the holders of Units and Preferred Units. Any reference to "units" shall be a reference to both the Units and Preferred Units.

     The Trust has received an opinion of Skadden, Arps, Slate, Meagher & Flom LLP that under current law the Trust will be treated as a partnership and not as an association taxable as a corporation for U.S. Federal income tax purposes. Unlike an advance ruling from the Service, an opinion of counsel is not binding on the Service or any court. Accordingly, no assurance can be given that the Service will not challenge the classification of the Trust as a partnership or that a court would not sustain any such challenge and thereby treat the Trust as an association taxable as a corporation.

     If, for any reason, the Trust were treated as an association taxable as a corporation, the Trust would be subject to U.S. Federal income tax on its taxable income at regular corporate income tax rates, without deduction for any distributions to the holders, thereby materially reducing the amount of any cash available for distribution. In addition, capital gains and losses and other income and deductions of the Trust would not be passed through to the holders and the holders would be treated as shareholders for U.S. Federal income tax purposes. In such case, all distributions by the Trust to the holders would be treated as dividends, return of capital or capital gain. Unless otherwise stated, the discussion below assumes that the Trust will be treated as a partnership for U.S. Federal income tax purposes.

     Under current U.S. Federal income tax law, a partnership that constitutes a "publicly-traded partnership" may be taxed as a corporation in certain circumstances generally depending upon the nature of its income. Pursuant to final Treasury regulations recently issued by the Service (the "Final Regulations"), a partnership will not be treated as a publicly traded partnership if its interests are not (a) traded on an established security market or (b) readily tradeable on a secondary market (or the substantial equivalent thereof). Units in the Trust will not be listed on any securities exchange. In addition, due to restrictions on transfers and redemptions, no secondary market will exist for the units. Accordingly, BlackRock expects that the Trust will not be treated as a publicly-traded partnership and will use its best efforts to conduct the affairs of the Trust so that it will not be so treated.

     As a partnership, the Trust generally will not itself be subject to U.S. Federal income tax. Rather, each holder in computing its Federal income tax liability for a taxable year will be required to take into account its allocable share of all items of Trust income, gain, loss, deduction and credit for the taxable year of the Trust ending within or with the taxable year of such holder, regardless of whether such holder has received any distributions from the Trust. The Trust will make distributions of cash to its holders; it is expected that a holder's allocable share of Trust taxable income nevertheless will exceed cash distributions to such holder for any taxable year. Since the Trust expects to accrue significant non-cash income, a significant amount of income could pass through to the holders without any corresponding distributions. Such accruals will constitute ordinary income and will increase such holder's basis in its interest in the Trust. If cash is subsequently received and distributed by the Trust in respect of such accruals, no additional income would be recognized. In the event a holder's interest in the Trust becomes worthless, the accrued income will have the effect of increasing the holder's capital loss in respect of its interest in the Trust. The characterization of an item of profit or loss usually will be determined at the Trust (rather than at the holder) level.

     For U.S. Federal income tax purposes, a holder's allocable share of items of Trust income, gain, loss, deduction and credit will be determined by the Trust's Declaration of Trust provided such allocations either have "substantial economic effect" or are determined to be in accordance with the holders' units in the Trust. If the allocations provided by the Trust's Declaration of Trust were successfully challenged by the Service, the redetermination of the allocations to a particular holder for U.S. Federal income tax purposes could be less favorable than the allocations set forth in the Trust's Declaration of Trust.

     The maximum ordinary income tax rate for individuals is currently 39.6%, and the maximum individual income tax rate for long-term capital gains is currently 28% (unless the taxpayer elects to be taxed at ordinary rates - see "Limitation on Deductibility of Interest" below), although in either case the actual rate may be higher due to the phase out of certain tax deductions and
     exemptions.   For corporate taxpayers, the maximum tax rate is
     currently 35%.

     A holder's adjusted tax basis for its Units will be equal to the amount of its initial capital contributions and will be increased by (a) any additional capital contributions made by such holder and (b) the sum of such holder's allocable share of (i) items of Trust taxable income and gain and (ii) liabilities of the Trust. A holder's adjusted tax basis will be decreased, but not below zero, by the holder's allocable share of (a) items of Trust deductions and losses and (b) by the amount of any cash distributions by the Trust or the amount of the basis of any property, other than cash, distributed by the Trust and constructive distributions resulting from a reduction in such holder's share of liabilities of the Trust, if any. In certain situations, the distribution of marketable securities by the Trust may be treated as a cash distribution equal to the fair market value of the marketable securities. A distribution of marketable securities will not, however, be treated as a cash distribution if the Trust constitutes an "investment partnership." Although not free from doubt, the Trust should constitute an investment partnership for this purpose and, therefore, any distributions of marketable securities to the holders should not be treated as cash distributions for U.S. Federal income tax purposes.

     If the recognition of a holder's allocable share of Trust losses would reduce its adjusted tax basis for its units below zero, the recognition of such losses by such holder would be deferred until such time as the recognition of such losses would not reduce such holder's basis below zero. If a holder receives a cash distribution (or constructive cash distribution, as described above) in an amount that exceeds such holder's adjusted tax basis in its units, such holder would be required to recognize taxable income to the extent of that excess. Such amount would be treated as gain from the sale or exchange of its units. In general, and subject to the discussion below with respect to the possible application of Section 751 of the Code, if a holder is not a "dealer" with respect to its units and has held its units for more than one year, any such gain would be long-term capital gain.

     A sale or liquidation of all or part of a holder's Units will result in the recognition of gain or loss in an amount equal to the difference, if any, between the amount realized on the sale or the cash distributions received upon the liquidation (including any deemed cash distributions from the Trust, as described above) and the holder's adjusted tax basis for its units. Such holder's adjusted tax basis will be adjusted for this purpose by its allocable share of the Trust's income or loss for the year of such sale or liquidation. Any gain or loss recognized with respect to such a sale or liquidation generally will be treated as capital gain or loss and will be long-term capital gain or loss if the units have been held for more than one year. To the extent that the proceeds of the sale or liquidation are attributable to such holder's allocable share of the Trust's "unrealized receivables" or "substantially appreciated inventory," as defined in Section 751 of the Code, any gain will be treated as ordinary income.

     Noncorporate taxpayers are subject to limitations on their ability to deduct "investment interest" (i.e., interest or short sale expenses "paid or accrued on indebtedness properly allocable to property held for investment"). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer's "investment income," consisting of net gain and ordinary income derived from investments in the current year.
     For this purpose, any long-term capital gain is excluded from investment income unless the taxpayer elects to pay tax on such amount at ordinary income tax rates.

     For purposes of this limitation, the Trust's activities will be treated as giving rise to investment income for a holder, and the investment interest limitation would apply to a holder's share of the interest and short sale expenses attributable to the Trust's operation. In such case, a holder would be denied a deduction for all or part of that portion of its distributive share of the Trust's ordinary losses attributable to interest and short sale expenses unless it had sufficient investment income from all sources including from the Trust. A holder that could not deduct losses currently as a result of the application of the investment interest limitation would be entitled to carry forward such losses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a holder on money borrowed to finance its investment in the Trust. Potential investors are advised to consult with their tax advisors with respect to the application of the investment interest limitation in their particular tax situations.

     An individual, a trust and an estate are entitled to deduct investment expenses (including any advisory fees) only to the extent that they exceed 2% of adjusted gross income. In addition, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount to deduct such investment expenses. Under such provision, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent such excess expenses (along with certain other itemized deductions) exceed the lesser of (i) 3% of the excess of the individual's adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year. Moreover, such investment expenses are miscellaneous itemized deductions which are not deductible by a noncorporate taxpayer in calculating its alternative minimum tax liability. The Special BlackRock Allocation should not be subject to this limitation.

     The consequences of these limitations will vary depending upon the particular tax situation of each taxpayer. Accordingly, noncorporate holders should consult their tax advisors with respect to the application of these limitations.

     As noted above, a holder is restricted from currently taking into account for U.S. Federal income tax purposes its allocable share of any Trust loss that exceeds such holder's adjusted tax basis in its units. In addition, the Code restricts individuals and certain closely-held corporations from taking into account for U.S. Federal income tax purposes any Trust net loss in excess of the amounts for which such holder is "at risk" with respect to its units as of the end of the Trust's taxable year in which such loss occurred. The amount for which a holder is "at risk" with respect to its units generally is equal to its adjusted tax basis for such units, less any amounts borrowed (x) in connection with its acquisition of such units for which it is not personally liable and for which it has pledged no property other than its units; (y) from persons who have a proprietary interest in the Trust and from certain persons related to such persons; or (z) for which the holder is protected against loss through nonrecourse financing, guarantees or similar arrangements.

     Capital losses generally are deductible by individuals only to the extent of capital gains for the taxable year plus up to $3,000 of ordinary income ($1,500 in the case of a husband and wife filing separate returns). Excess capital losses may be carried forward. Capital losses generally are deductible by corporations only to the extent of capital gains for the taxable year. Corporations may carry capital losses back three years and forward five years.

     The Code restricts the deductibility of losses from a "passive activity" against certain income that is not derived from a passive activity. This restriction applies to individuals, personal service corporations, certain closely held corporations and certain noncorporate entities. Income or loss from the Trust generally will constitute income or loss from a passive activity. Accordingly, passive losses from other sources generally should be deductible against a holder's share of Trust income and gain.

     As discussed in Item 8.2 Investment Objectives and Policies, above, the Trust will invest solely in a non-U.S. issue. Accordingly, it is possible in the event the Subordinated Debt is not listed as a Eurobond that certain dividends and interest received by the Trust from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, the Trust also may be subject to capital gains taxes in some of the foreign countries where it purchases and sells securities. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to predict the rate of foreign tax the Trust will pay in advance since the amount of the Trust's assets to be invested in various countries is not known.

     The holders will be informed by the Trust as to their proportionate share of the foreign taxes paid by the Trust, which they will be required to include in their income. The holders, generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction for their share of such foreign taxes in computing their U.S. Federal income taxes.

     Under the Code, adjustments in tax liability with respect to Trust items generally will be made at the Trust level in a single proceeding rather than in separate proceedings with each holder. BlackRock will represent the Trust as its "tax matters partner" during any audit and in any dispute with the Service. Each holder will be informed by BlackRock of the commencement of an audit of the Trust. In general, BlackRock may enter into a settlement agreement with the Service on behalf of, and binding upon, the holders. Prior to settlement, however, a holder may file a statement with the Service providing that BlackRock does not have authority to settle on behalf of such holder.

     If adjustments are made to items of Trust income, gain, loss, deduction or credit as the result of an audit of the Trust, the tax returns of the holders may be reviewed by the Service, which could result in adjustments of non-Trust items as well as Trust items.

     ITEM 23.  FINANCIAL STATEMENTS

          The audited financial statements included in the Trust's Annual Report for the period beginning with the Trust's commencement of investment operations on November 1, 1996 to December 31, 1996, together with the report of Deloitte & Touche LLP thereon, as filed with the Securities and Exchange Commission, are incorporated by reference. Copies of the foregoing may be obtained, without charge, upon written request to Randal A. Nardone, c/o the Trust, 345 Park Avenue, New York, NY 10154 or by calling 1(800)227-7BFM(7236).


                                    PART C

     ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

          (1)  Financial Statements (1).
          (2)  (a)  Declaration of Trust.
               (b)  By-Laws.
               (c)  None.
               (d)  Not Applicable.
               (e)  None.
               (f)  None.
               (g)  None.
               (h)  Not Applicable.
               (i)  None.
               (j)  Form of Custodian Agreement.
               (k)  (1)  None.
                    (2)  Form of Transfer Agent Agreement.
               (l)  Not Applicable.
               (m)  None.
               (n)  Not Applicable.
               (o)  Not Applicable.
               (p)  Form of Subscription Agreement[s].
               (q)  None.
               (r)  None.

     (1) Incorporated by reference from the Trust's Annual Report for the period beginning with the Trust's commencement of investment operations on November 1, 1996 to December 31, 1996, as filed with the Securities and Exchange Commission.

     ITEM 25.   MARKETING ARRANGEMENTS

          None.

     ITEM 26.   OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

          Not Applicable.

     ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
              REGISTRANT

          None.

     ITEM 28.  NUMBER OF HOLDERS OF SECURITIES

               Title of Class         Number of Record Holders
               --------------         ------------------------
               Units of Beneficial               15
                 Interest

               Preferred Units of                91
                 Beneficial Interest

     ITEM 29.  INDEMNIFICATION

     The Declaration of Trust provides that no Indemnified Person (as defined below) will be liable to any holder of Units and Preferred Units, or the Trust for any act or failure to act on behalf of the Trust, unless such act or failure to act resulted from the willful misfeasance, bad faith or gross negligence (or, solely in the case of Trustees and officers of the Trust who are affiliated with BlackRock, negligence) of such Indemnified Person or by reason of such Indemnified Person's reckless disregard of his obligations and duties. Each Indemnified Person may consult with counsel and accountants in respect of Trust affairs and is to be fully protected and justified in any action or inaction which is taken in accordance with the advice or opinion of such counsel or accountants. The foregoing provisions (as well as the indemnification provisions described below), however, may not be construed to relieve any Indemnified Person of any liability to the extent that such liability may not be waived, modified or limited under applicable law.

     The Declaration of Trust provides that the Trust must indemnify and hold harmless the Trustees and officers of the Trust as well as BlackRock, and any of its officers, partners, directors, shareholders, employees and controlling persons and the officers, partners, directors, shareholders, and employees thereof (collectively, the "Indemnified Persons"), from and against any liabilities and expenses, including amounts paid in satisfaction in judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such Indemnified Person in connection with the defense or disposition of any action, suit or other proceeding, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust, or in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no Indemnified Person shall be Indemnified against any liability arising by reason of willful misfeasance, bad faith or gross negligence (or, solely in the case of Trustees and officers of the Trust who are affiliated with BlackRock, negligence) of such Indemnified Person or by reason of such Indemnified Person's reckless disregard of his obligations and duties. The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the Indemnified Person of the Indemnified Person's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that he is entitled to such indemnification and if a majority of the Trustees determines that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (1) the Indemnified Person shall provide adequate security for his undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the independent Trustees, or if a majority vote of such quorum so directs, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the Indemnified Person ultimately will be found entitled to indemnification.

     ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF BLACKROCK

     For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of BlackRock, reference is made to BlackRock's current Form ADV filed under the Investment Advisors Act of 1940, incorporated herein by reference.

     ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

     The accounts and records of the Trust are maintained in part at the office of BlackRock at 345 Park Avenue, New York, New York 10154, in part at the offices of the Custodian and Administrator, State Street Bank & Trust Company, with offices at 1776 Heritage Drive, North Quincy, MA 02171 and in part at the offices of Boston Financial Data Services Inc., BFDS Building, 4th Floor, 2 Heritage Drive, Quincy, MA 02171.

     ITEM 32.  MANAGEMENT SERVICES

     Except as described above in Item 9 - Management, the Trust is not a party to any management service related contract.

     ITEM 33.  UNDERTAKINGS

          Not Applicable.



                                 SIGNATURES

               Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 27th day of March, 1997.


                                 BLACKROCK MQE INVESTORS
                                              (Registrant)

                                 By /s/ Randal A. Nardone
                                    ---------------------
                                    Randal A. Nardone
                                    Asst. Secretary



                        SCHEDULE OF EXHIBITS TO FORM N-2

           Exhibit                                              Page
           Number                   Exhibit                     Number
           -------                  -------                     ------

          Exhibit A    Declaration of Trust . . . . . . . . . . .

          Exhibit B    By-Laws  . . . . . . . . . . . . . . . . .

          Exhibit C    None . . . . . . . . . . . . . . . . . . .

          Exhibit D    Not Applicable . . . . . . . . . . . . . .

          Exhibit E    None . . . . . . . . . . . . . . . . . . .

          Exhibit F    None . . . . . . . . . . . . . . . . . . .

          Exhibit G    None . . . . . . . . . . . . . . . . . . .

          Exhibit H    Not Applicable . . . . . . . . . . . . . .

          Exhibit I    None . . . . . . . . . . . . . . . . . . .

          Exhibit J    Form of Custodian Agreement  . . . . . . .

          Exhibit K    (1)  None  . . . . . . . . . . . . . . . .
                       (2)  Form of Transfer Agent Agreement  . .

          Exhibit L    Not Applicable . . . . . . . . . . . . . .

          Exhibit M    None . . . . . . . . . . . . . . . . . . .

          Exhibit N    Not Applicable . . . . . . . . . . . . . .

          Exhibit O    Not Applicable . . . . . . . . . . . . . .

          Exhibit P    Form of Subscription Agreements  . . . . .

          Exhibit Q    None . . . . . . . . . . . . . . . . . . .

          Exhibit R    None . . . . . . . . . . . . . . . . . . . . .